Exhibit 24.2





                     POWER OF ATTORNEY
                     -----------------


          BE  IT  KNOWN:    That the  undersigned,  in  his
capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and GEORGE A. MEALEY, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 21st day of February, 1995.



                              /s/ John T. Eads
                              -------------------------
                              John T. Eads





                     POWER OF ATTORNEY
                     -----------------


          BE  IT  KNOWN:    That the  undersigned,  in  his
capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and GEORGE A. MEALEY, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 21st day of February, 1995.



                              /s/ Richard C. Adkerson
                              -------------------------
                              Richard C. Adkerson





                     POWER OF ATTORNEY
                     -----------------


          BE  IT  KNOWN:    That the  undersigned,  in  his
capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and GEORGE A. MEALEY, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 21st day of February, 1995.



                              /s/ Leland O. Erdahl
                              -------------------------
                              Leland O. Erdahl





                     POWER OF ATTORNEY
                     -----------------


          BE  IT  KNOWN:    That the  undersigned,  in  his
capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and GEORGE A. MEALEY, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 21st day of February, 1995.



                              /s/ Ronald Grossman
                              -------------------------
                              Ronald Grossman





                     POWER OF ATTORNEY
                     -----------------


          BE  IT  KNOWN:    That the  undersigned,  in  his
capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and GEORGE A. MEALEY, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 21st day of February, 1995.



                              /s/ Wolfgang F. Siegel
                              -------------------------
                              Wolfgang F. Siegel





                     POWER OF ATTORNEY
                     -----------------


          BE  IT  KNOWN:    That the  undersigned,  in  his
capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and GEORGE A. MEALEY, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 21st day of February, 1995.



                              /s/ Elwin E. Smith
                              ---------------------------
                              Elwin E. Smith





                     POWER OF ATTORNEY
                     -----------------


          BE  IT  KNOWN:    That the  undersigned,  in  his
capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and GEORGE A. MEALEY, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 21st day of February, 1995.



                              /s/ Eiji Umene
                              ---------------------------
                              Eiji Umene





                     POWER OF ATTORNEY
                     -----------------


          BE  IT  KNOWN:    That the  undersigned,  in  his
capacity or capacities as an officer and/or a member of the
Board of Directors of  Freeport-McMoRan Copper & Gold Inc.,
a Delaware  corporation (the "Company"), does  hereby make,
constitute  and  appoint JAMES  R.  MOFFETT  and GEORGE  A.
MEALEY, and each of them acting individually, his true  and
lawful attorney-in-fact  with  power  to  act  without  the
others  and with  full power  of substitution,  to execute,
deliver and file, for and on behalf of him, in his name and
in  his  capacity or  capacities  as  aforesaid, an  Annual
Report  of  the Company  on Form  10-K  for the  year ended
December 31, 1994, and  any amendment or amendments thereto
and any  other document in support  thereof or supplemental
thereto,  and  the   undersigned  hereby  grants   to  said
attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 21st day of February, 1995.



                              /s/ Rene L. Latiolais
                              ---------------------------
                              Rene L. Latiolais





                     POWER OF ATTORNEY
                     -----------------


          BE  IT  KNOWN:    That the  undersigned,  in  his
capacity or capacities as an officer and/or a member of the
Board of Directors of  Freeport-McMoRan Copper & Gold Inc.,
a Delaware  corporation (the "Company"), does  hereby make,
constitute  and  appoint  JAMES  R.  MOFFETT  and  RENE  L.
LATIOLAIS, and  each of them acting  individually, his true
and lawful  attorney-in-fact with power to  act without the
others  and with  full power  of substitution,  to execute,
deliver and file, for and on behalf of him, in his name and
in  his  capacity or  capacities  as  aforesaid, an  Annual
Report  of  the Company  on Form  10-K  for the  year ended
December 31, 1994, and  any amendment or amendments thereto
and any  other document in support  thereof or supplemental
thereto,  and  the   undersigned  hereby  grants   to  said
attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 21st day of February, 1995.



                              /s/ George A. Mealey
                              ---------------------------
                              George A. Mealey